                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                                       of
                 Great American Management and Investment, Inc.

             Pursuant to the Offer to Purchase dated March 29, 1996
                                       by
                                GAMI Merger Co.

                           an entity wholly owned by
            EQUITY HOLDINGS LIMITED, AN ILLINOIS LIMITED PARTNERSHIP

  THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, APRIL 25, 1996 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                  CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

                  By Mail:                                          By Hand/Overnight:
Chemical Mellon Shareholder Services, L.L.C.           Chemical Mellon Shareholder Services, L.L.C.
          Reorganization Department                              Reorganization Department
                 PO Box 817                                            120 Broadway
               Midtown Station                                          13th Floor
          New York, New York 10018                               New York, New York 10271

                           By Facsimile Transmission:
                                 (201) 296-4293
                                       or
                                 (201) 296-4291

                             Confirm by Telephone:
                                 (212) 296-4209

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

STOCKHOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE OFFER PRICE PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR SHARES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

         This Letter of Transmittal ("Letter of Transmittal") is to be used by Stockholders (as defined in the Offer to Purchase) if: (i) certificates representing Shares (as defined herein) are to be physically delivered to the Depositary herewith by such Stockholders; (ii) tender of Shares is to be made by book-entry transfer to the Depositary's account at The

Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in the Offer to Purchase, dated March 29, 1996 (as the same may be amended from time to time, the "Offer to Purchase"), of GAMI Merger Co., a Delaware corporation (the "Purchaser"), under the caption "THE OFFER--Section 3. Procedures for Tendering Shares--Book-Entry Transfer" by any financial institution that is a participant in a Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Shares; or (iii) tender of Shares is to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "THE OFFER--Section 3. Procedures for Tendering Shares--Guaranteed Delivery." DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         BENEFICIAL OWNERS WHOSE SHARES ARE REGISTERED IN THE NAME OF A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE MUST CONTACT SUCH BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE IF THEY DESIRE TO TENDER THEIR SHARES. SEE "THE OFFER--SECTION 3. PROCEDURES FOR TENDERING SHARES" IN THE OFFER TO PURCHASE.

         The Purchaser expressly reserves the right, in its sole discretion, at any time and from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and by making a public announcement of such extension.

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

         All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Purchase.

         Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Information Agent, whose address and telephone number appears on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. See Instruction 12 below.

  [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: .......................................................
     Name of Book-Entry Transfer Facility:
                   DTC [ ]                           PDTC [ ]
                                    (check one)
     Account Number: ......................................................................

     Transaction Code Number: .............................................................

         If Stockholders desire to tender Shares pursuant to the Offer and (i) certificates representing such Shares to be tendered for purchase and payment are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Shares or other required documents to reach the Depositary prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Stockholders may effect a tender of such Shares in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "THE OFFER--Section 3. Procedures for Tendering Shares-- Guaranteed Delivery." See Instruction 2 below.

  [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name of Registered Owner(s):
     .........................................................................

     Window Ticket No. (if any): .............................................

     Date of Execution of Notice of Guaranteed Delivery: .....................

     Name of Eligible Institution that Guaranteed Delivery: ..................

     If Delivered by Book-Entry Transfer:
     Name of Book-Entry Transfer Facility

                   DTC [ ]                           PDTC [ ]
                                    (check one)

     Account Number: .........................................................

     Transaction Code Number: ................................................

   List below the Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and number of Shares on a separately executed schedule and affix the schedule to this Letter of Transmittal.



                                            DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------
             Name(s) and Address(es) of                                      Number of Shares
                Registered Owner(s)                      Certificate          Represented by       Number of Shares
             (Please fill in, if blank)                  Number(s)*          Certificate(s)*          Tendered**
-----------------------------------------------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------

                                               ------------------------------------------------------------------------
                                               ------------------------------------------------------------------------
                                               ------------------------------------------------------------------------
                                                        Total Shares

-----------------------------------------------------------------------------------------------------------------------


   * Need not be completed by Stockholders tendering by book-entry transfer (see below).
  ** Unless otherwise indicated in this column, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to the Purchaser the number of Shares indicated above pursuant to the Purchaser's offer to purchase any and all shares of common stock, par value $.01 per share (the "Shares"), of Great American Management and Investment, Inc., a Delaware corporation (the "Company"), at $50.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 29, 1996 (the "Offer to Purchase") and this Letter of Transmittal (which, together, constitute the "Offer"). Subject to, and effective upon, the Purchaser's acceptance of the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares being tendered hereby and any and all dividends, distributions, other Shares, rights or other securities issued or issuable in respect thereof on or after the date of the Offer (collectively, "Distributions"), that are purchased pursuant to the Offer. The undersigned hereby irrevocably constitutes and appoints the Depositary as the undersigned's true and lawful agent and attorney-in-fact (with full knowledge that said Depositary also acts as the agent of the Purchaser) with respect to the tendered Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

         (a) deliver certificates representing such Shares or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facilities and deliver, in any such case, all accompanying evidences of transfer and authenticity to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the cash consideration to which the undersigned is entitled upon the acceptance by the Purchaser of such Shares under the Offer;

         (b) present certificates for cancellation and transfer of such Shares (and any Distributions) on the Company's books; and

         (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

         The undersigned hereby irrevocably appoints the Purchaser as the attorney-in-fact and proxy of the undersigned, with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment by the Purchaser (and with respect to any Distributions). All such proxies shall be considered coupled with an interest in the Shares tendered herewith, are irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares and Distributions will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given (and, if given, will not be deemed effective). The designees of the Purchaser will, with respect to the Shares for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders, or any adjournment or postponement thereof, by written consent in lieu of such meeting as permitted by the Delaware General Corporation Law or otherwise. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment, the Purchaser or its designee must be able to exercise full voting rights with respect to such Shares, and other securities, including voting at any meeting of stockholders.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and marketable title to and unencumbered ownership of, the Shares tendered hereby (and any Distributions) thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price the amount or value thereof as determined by the Purchaser in its sole discretion.

         The undersigned understands that all Shares properly tendered and not validly withdrawn will be purchased at $50.00 per Share (or such other price that may be set forth in an amendment to the Offer), net to the seller in cash, upon the terms and subject to the conditions of the Offer.

         The undersigned recognizes that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase in, "THE OFFER--Section 3. Procedures for Tendering Shares," and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

         The undersigned understands that the Purchaser may accept the undersigned's tender by delivering oral or written notice of acceptance to the Depositary.

         All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal.

         Unless otherwise indicated in the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance Instructions" below, please send the cash consideration for the tendered Shares (and, if applicable, substitute certificates for any Shares not accepted) to the undersigned at the address shown below the signature of the undersigned. The undersigned understands that Stockholders who tender Shares by book-entry transfer ("Book-Entry Shareholders") may request that for any Shares not purchased, the applicable account maintained by the Book-Entry Transfer Facility designated below will be credited by making an appropriate entry in the box entitled "Special Issuance Instructions". The undersigned recognizes that the Purchaser has no obligation pursuant to "Special Issuance Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept any of the Shares so tendered.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF SHARES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE SHARES AS SET FORTH IN SUCH BOX ABOVE.

         The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (each of which the Purchaser may waive) set forth in the Offer to Purchase, the Purchaser may not be required to accept for purchase any of the Shares tendered (including any Shares tendered after the Expiration Date). Any Shares not accepted for purchase will be returned promptly to the undersigned at the address set forth above in the first column of "Description of Shares Tendered" unless otherwise indicated herein under "Special Delivery Instructions" below.

         The undersigned understands that the delivery and surrender of the Shares is not effective, and the risk of loss of the Shares does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Purchaser. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Shares will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding.

                                PLEASE SIGN HERE

                 (TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
     REGARDLESS OF WHETHER SHARES ARE BEING PHYSICALLY DELIVERED HEREWITH)

       This Letter of Transmittal must be signed by the registered owner(s) exactly as their name(s) appear(s) on certificate(s) representing Shares or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of Shares, or by person(s) authorized to become registered owner(s) by endorsements and documents transmitted with
  this Letter  of Transmittal.   If  signature is  by a  trustee, executor,
  administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Purchaser of such person's authority to so act. See Instruction 5 below.
       If the signature appearing below is not of the registered owner(s) of the Shares, then the registered owner(s) must sign a valid proxy.

      X.........................................................................................................

      X.........................................................................................................
                                   SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

      Date:..............................................................................................., 1996

      Names(s):.................................................................................................

      ..........................................................................................................
                                                  (PLEASE PRINT)

      Capacity: ................................................................................................

      Address:..................................................................................................

      ..........................................................................................................
                                               (INCLUDING ZIP CODE)

      Area Code and Telephone No.: .............................................................................

                                        PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                                  SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 5 BELOW)

                             (Certain Signatures Must Be Guaranteed by an Eligible Institution
                                     which is a member of an Approved Signature Program)

      ..........................................................................................................
                              (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

      ..........................................................................................................
         (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF ELIGIBLE INSTITUTION)

      ..........................................................................................................
                                              (AUTHORIZED SIGNATURE)

      ..........................................................................................................
                                                  (PRINTED NAME)

      ..........................................................................................................
                                                      (TITLE)

      Dated: ............................................................................................., 1996



              SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 1, 5, 6, 7 AND 8)                           (SEE INSTRUCTIONS 1, 5, 6, 7 AND 8)

       To be completed ONLY if certificates for  Shares              To be completed ONLY  if certificates for  Shares
  not tendered or  not accepted for purchase  are to be         not  tendered or  not  accepted  for purchase  or  any
  issued in the name  of, or  any check  for the  Offer         check for  the Offer  Price are to be  sent to someone
  Price are to be issued to the order of, someone other         other than  the person  or persons whose  signature(s)
  than  the   person  or  persons  whose   signature(s)         appear(s) within this  Letter of Transmittal or to  an
  appear(s) within this Letter of Transmittal or issued         address different from that shown in the  box entitled
  to an address different  from that  shown in the  box         "Description of  Shares Tendered"  within this  Letter
  entitled "Description of Shares Tendered" within this         of Transmittal.
  Letter of Transmittal, or if Shares tendered by book-
  entry transfer that are not accepted for purchase are         Deliver:  [ ] Shares
  to be credited to an account maintained at one of the                   [ ] Check
  Book-Entry  Transfer Facilities  other  than  the one                       (check as applicable)
  designated above.


  Issue:   [ ] Shares
           [ ] Check                                            Name:
             (check as applicable)                                   .................................................
                                                                                         (PLEASE PRINT)
  Name:
       ................................................
                     (PLEASE PRINT)

  Address:                                                      Address:
          .............................................                 ..............................................

  .....................................................
                       (ZIP CODE)
                                                                .......................................................
  .....................................................                                  (ZIP CODE)
     (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
            (SEE SUBSTITUTE FORM W-9 HEREIN)

  Credit  unpurchased Shares by book-entry to the Book-
  Entry Transfer Facility account set forth below:
                                                                .....................................................
                   [ ] DTC    [ ] PDTC
                       (check one)                                  (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                                                                           (SEE SUBSTITUTE FORM W-9 HEREIN)
  .....................................................
                (DTC/PDTC ACCOUNT NUMBER)

  Name of Account Party:

  .....................................................





                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used whether certificates are to be forwarded herewith, whether tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Offer to Purchase in "THE OFFER--Section
3. Procedures for Tendering Shares--Book Entry Transfer," or whether tenders were made pursuant to the procedure for guaranteed delivery set forth below and in the Offer to Purchase in "THE OFFER--Section 3. Procedures for Tendering Shares--Guaranteed Delivery." For Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed copy of this Letter of Transmittal or facsimile copy thereof, together with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of the addresses set forth on the front page of this Letter of Transmittal, before the Expiration Date. Either the certificates for such Shares must be delivered to the Depositary along with this properly completed and duly executed Letter of Transmittal, or facsimile copy thereof, or such Shares must be tendered pursuant to the procedure for book-entry tender set forth below, and confirmation of receipt of such tendered Shares must be received by the Depositary, in each case prior to the Expiration Date, or the tendering Stockholder must comply with the guaranteed delivery procedure set forth below. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         If a Stockholder desires to tender Shares pursuant to the Offer and such Stockholder's certificates for such Shares are not immediately available (or such Stockholder cannot follow the procedures for book-entry transfer on a timely basis) or time will not permit such Stockholder to transmit this Letter of Transmittal and all other required documents to reach the Depositary prior to the Expiration Date, such Shares may nevertheless be tendered provided that all of the following conditions are satisfied:

                 (a) such tender is made by or through a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program (each such entity being referred to herein as an "Eligible Institution");

                 (b) prior to the Expiration Date the Depositary must have received from such Eligible Institution, at one of the addresses of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) substantially in the form provided by the Purchaser, setting forth the name(s) and address(es) of the registered owner(s) and the number of Shares being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, or a facsimile hereof, together with certificates representing the Shares (or confirmation of book-entry transfer of such Shares into the Depositary's account with a Book-Entry Transfer Facility as described above), and any other documents required by the Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

                 (c) this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, certificates for all physically delivered Shares in proper form for transfer (or confirmation of book-entry transfer of such Shares into the Depositary's account with a Book-Entry Transfer Facility as described above) and all other required documents must be received by the Depositary within three NYSE trading days after the date of the Notice of Guaranteed Delivery.

         For purposes of the Offer, the Purchaser shall be deemed to have accepted for payment (and thereby purchased) the validly tendered Shares as, if, and when the Purchaser gives oral or written notice thereof to the Depositary of the Purchaser's acceptance of such Shares for payment. Payment for Shares purchased pursuant to the Offer will be made by deposit of the purchase price with the Depositary, which will act as agent for tendering Stockholders for the purpose of receiving payment from the Purchaser and transmitting payments to tendering Stockholders. Notwithstanding any other provision hereof, payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of certificates for such Shares (or a confirmation of book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility), a properly completed and duly executed Letter of Transmittal or a facsimile thereof and any other documents required by this Letter of Transmittal. Under no circumstances will interest be paid on the purchase price by the Company by reason of any delay in making such payment.

         If any tendered Shares are not purchased pursuant to the terms and conditions of the Offer, certificates for such Shares not purchased or tendered will be returned, without expense to the tendering Stockholder (or, in the case of Shares tendered by book-entry transfer, such Shares will be credited to an account maintained by the Book-Entry Transfer Facility designated above), as promptly as practicable following the expiration of termination of the Offer.

         All tendering holders of Shares, by executing this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of such Stockholder's tender.

         3. WITHDRAWAL OF TENDERS. Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and unless the Purchaser has already accepted the Shares for payment pursuant to the Offer, may also be withdrawn at any time thirty days after the Expiration Date. If the Purchaser
(i) extends the Offer, (ii) is delayed in its acceptance for purchase of or payment for Shares, or (iii) is unable to accept for purchase or pay for Shares for any reason, then, without prejudice to the Purchaser's rights under the Offer to Purchase, tendered Shares may be retained by the Depositary on behalf of the Purchaser and may not be withdrawn except to the extent that the tendering Stockholder is entitled to and duly exercises withdrawal rights as set forth in the Offer to Purchase, "THE OFFER--Section 4. Withdrawal Rights."

         For a withdrawal to be effective, the Depositary must timely receive a written or facsimile transmission of a notice of withdrawal at its address set forth herein. Any notice of withdrawal must specify the name of the person having tendered the Shares to be withdrawn, the number of Shares to be withdrawn and the name of the registered owner(s), if different from the name of the person having tendered the Shares to be withdrawn. If the certificates have been delivered or otherwise identified to the Depositary, the serial numbers shown on the particular certificates evidencing the Shares to be withdrawn and a signed notice of withdrawal with such signature guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution) must be submitted prior to the release of the certificates or the Shares to be withdrawn. If Shares have been delivered pursuant to the procedure for book-entry transfer set forth in the Offer to Purchase, "THE OFFER-- Section 3. Procedures for Tendering Shares -- Book-Entry Transfer," the notice of withdrawal must specify the name and the number of the account of the appropriate Book-Entry Transfer Facility to be credited with the withdrawn Shares and otherwise comply with the procedures of the Book-Entry Transfer Facility. Withdrawals of tendered Shares may not be rescinded. Any Shares properly withdrawn will thereafter be deemed not to be validly tendered for purposes of the Offer; provided, however, that withdrawn Shares may be retendered by again following one of the procedures described herein so long as the retender is made prior to the Expiration Date.

         All questions as to the form of validity (including time and receipt) of notices of withdrawal will be determined by the Purchaser, in its sole discretion, whose determination will be final and binding on all parties. None of the Purchaser, any of its affiliates or assigns, if any, the Depositary, the Information Agent or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice.

         4. PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY STOCKHOLDERS). If fewer than all of the Shares represented by all Share Certificates delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered" as appropriate. In such case, a new Share Certificate for the untendered Shares will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES AND LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Shares.

         IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED OWNER, THEN THE REGISTERED OWNER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED OWNER GUARANTEED BY AN ELIGIBLE INSTITUTION WHICH IS A MEMBER OF AN AUTHORIZED SIGNATURE PROGRAM (AS DEFINED BELOW).

         If any of the Shares tendered hereby are registered in the name of two or more Stockholders, all such Stockholders must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

         If this Letter of Transmittal is signed by the registered owner(s) or by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Shares tendered hereby and the certificates for any Shares not tendered or not accepted for purchase are to be issued (or if any Shares that are not tendered or not accepted for purchase are to be reissued or returned) to, or if tendered by book-entry transfer, credited to the account at the Book-Entry Transfer Facility of, such person, and any check for payment of the Offer Price to be made in connection with the Offer is to be issued to the order of such person, then such person need not endorse any certificates for tendered Shares, nor provide separate stock powers. In any other case (including if this Letter of Transmittal is not signed by such person), such person must either properly endorse the certificates for Shares tendered or transmit a separate properly completed stock power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered owner(s) appear(s) on such Shares, and, with respect to a participant(s) in a Book-Entry Transfer Facility whose name(s) appear(s) on a security position listing as the owner of Shares, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or stock power guaranteed by an Eligible Institution which is a member of an Approved Signature Program, unless such certificates or stock powers are executed by an Eligible Institution.

         If this Letter of Transmittal or any certificates for Shares or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on certificates for Shares, signatures on stock powers and proxies provided in accordance with this Instruction 5 by Stockholders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution which is a member of an Approved Signature Program.

         No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of the Shares) and the payment of the Offer Price is to be made, or any Shares not tendered or not accepted for purchase are to be issued, directly to such registered owner(s) (or, if signed by a participant in one of the Book-Entry Transfer Facilities, any Shares not tendered or not accepted for purchase are to be credited to such participant's account at such Book-Entry Transfer Facility) and neither the "Special Issuance Instructions" box nor the "Special Delivery

Instructions" box of this Letter of Transmittal has been completed or (ii) such Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Shares must be guaranteed by an Eligible Institution which is a member or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program (an "Approved Signature Program").

         6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. The person signing this Letter of Transmittal should indicate in the applicable box or boxes the name and address to which Shares for principal amounts not tendered or not accepted for purchase or any check for payment of the Offer Price to be made in connection with the Offer is to be issued or sent, if different from the name and address of such person. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Shares not tendered or not accepted for purchase will be returned to the Stockholder of the Shares tendered. Any Stockholder tendering by book-entry transfer may request that Shares not tendered or not accepted for purchase be credited to such account at any of the Book-Entry Transfer Facilities as such Stockholder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Shares not tendered or not accepted for purchase will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

         7. TAXPAYER IDENTIFICATION NUMBER. Each tendering Stockholder is required to provide the Depositary with the Stockholder's correct taxpayer identification number ("TIN"), generally the Stockholder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Stockholder must cross out item (2) in the Certification box on Substitute Form W-9 if such Stockholder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Stockholder to 31% federal income tax backup withholding on the payment made to the Stockholder or other payee with respect to Shares purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% on all such payments of the Offer Price until a TIN is provided to the Depositary.

         8. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the purchase and transfer of Shares pursuant to the Offer, except in the case of deliveries of certificates for Shares not tendered or not accepted for purchase that are registered or issued in the name of any person other than the person signing this Letter of Transmittal and tendering Shares hereby.

         Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

         9. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Shares will be determined by the Purchaser in its sole discretion, which determination shall be final and binding. The Purchaser reserves the absolute right to reject any or all tenders of Shares or deliveries of Shares that are not in proper form or the acceptance of which would, in the Purchaser's opinion, be unlawful. The Purchaser also reserves the right to waive any defects, irregularities or conditions of tender as to particular Shares. The Purchaser's interpretations of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Shares must be cured within such time as the Purchaser determines, unless waived by the Purchaser. Tenders of Shares shall not be deemed to have been made until all defects or irregularities have been waived by the Purchaser or cured. None of the Purchaser, any of its affiliates, if any, the Depositary, the Information Agent, or any other person will be under any duty to give notice of any defects or irregularities in tenders of Shares, or will incur any liability to Stockholders for failure to give any such notice.

          10. WAIVER OF CONDITIONS. The Purchaser expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Shares tendered, in whole or in part, at any time and from time to time.

         11. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR SHARES. Any Stockholder whose certificates for Shares have been mutilated, lost, stolen or destroyed should immediately write to the Depositary at the address set forth herein. The Letter of Transmittal and related documents cannot be processed until the procedures for replacing such certificates have been followed.

         12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Shares and requests for assistance may be directed to the Information Agent, whose address and telephone number appears on the back cover page. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent.

                           IMPORTANT TAX INFORMATION

         Under federal income tax laws, a Stockholder whose tendered Shares are accepted for purchase is required to provide the Depositary (as payer) with such Stockholder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

         Certain Stockholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Stockholders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Stockholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Stockholder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payment made with respect to Shares purchased pursuant to the Offer, the Stockholder is required to provide the Depositary with: (i) the Stockholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN) and that (A) such Stockholder is exempt from backup withholding, (B) the Stockholder has not been notified by the Internal Revenue Service that the Stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Stockholder that the Stockholder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the Stockholder. If the Shares are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                                   PAYER'S NAME:  CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

                                  Part 1-PLEASE PROVIDE YOUR TIN IN THE
                                  BOX AT RIGHT AND CERTIFY BY SIGNING AND            _________________________
                                  DATING BELOW                                        Social Security Number

                                                                              OR ___________________________________
                                                                                   Employer Identification Number
                                  ----------------------------------------------------------------------------------
  SUBSTITUTE                      Part 2-Certification-Under penalties of perjury, I certify that:        Part 3
                                  (1)     The  number  shown  on  this  form  is  my  correct  Taxpayer
  FORM W-9                                Identification Number  (or I am  waiting for  a number to  be   Awaiting
                                          issued to me) and                                               TIN   [ ]
  DEPARTMENT OF THE TREASURY      (2)     I  am not  subject  to backup  withholding because  (i)  I am
  INTERNAL REVENUE SERVICE                exempt  from  backup  withholding,   (ii)  I  have  not  been
                                          notified by the  Internal Revenue Service  ("IRS") that I  am subject  to backup  withholding  as a  result  of failure  to report  all  interest or  dividends,  or  (iii)  the IRS  has
                                          notified  me  that   I  am  no   longer  subject  to   backup
                                          withholding.
                                  ------------------------------------------------------------------------------------
                                      Certificate instructions-You  must cross  out item (2)  in part  2 above if  you have been notified  by the IRS that you are subject to backup withholding because of
  PAYER'S REQUEST FOR TAXPAYER    underreporting interest or  dividends on your tax  return.  However, if  after being
  IDENTIFICATION NUMBER           notified by the IRS that you were subject to backup withholding you  receive another
  ("TIN")                         notification  from  the  IRS  stating that  you  are  no  longer  subject to  backup withholding, do not cross out item (2).

                                  SIGNATURE...............................................   DATE..............., 1996


                                  .......................................................
                                                  Name (Please Print)

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I  certify under  penalties of perjury  that a taxpayer  identification number has  not been issued  to me, and either (a) I have mailed or delivered an application  to receive a taxpayer identification number to the appropriate
  Internal Revenue  Service Center or  Social Security Administration  office or  (b) I intend to  mail or deliver  an
  application in the near future.   I understand that if  I do not provide a taxpayer identification  number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


  ...................................................                           ......................, 1996
                   SIGNATURE                                                           DATE


  ..................................................
                NAME (PLEASE PRINT)



                    The Information Agent for the Offer is:

                                   GEORGESON
                                 & COMPANY INC.

                               WALL STREET PLAZA
                           NEW YORK, NEW YORK  10005
                                 1-800-223-2064
                     BANKS AND BROKERS CALL: (212) 440-9800